UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☑	Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

PROS HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

__________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☑	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your **Vote** Counts!

PROS HOLDINGS, INC.

2022 Annual Meeting

Vote by May 11, 2022

11:59 PM ET

PROS

PROS HOLDINGS, INC.
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS
P.O. BOX 1342
BRENTWOOD, NY 11717

D69097-P67918

You invested in PROS HOLDINGS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 12, 2022.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 28, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 12, 2022
8:00 A.M. CDT

Virtually at:
www.virtualshareholdermeeting.com/PRO2022

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Carlos Dominguez, Catherine Lesjak and Andres Reiner as Class III directors, each to hold office until the 2025 Annual Meeting and until their successor has been duly elected and qualified or until the earlier of their death, resignation or removal. **Nominees:** 01) Carlos Dominguez 02) Catherine Lesjak 03) Andres Reiner	For
2. To conduct an advisory vote on named executive officer compensation.	For
3. To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of PROS Holdings, Inc. for the fiscal year ending December 31, 2022.	For
4. Transaction of other business that may properly come before the Annual Meeting.	

NOTE: Such other business as may properly come before the meeting or any adjournment thereof will be voted at the proxies' discretion. The Board of Directors recommends a vote IN FAVOR OF the directors listed above, IN FAVOR OF the advisory vote on named executive officer compensation and IN FAVOR OF the appointment of PricewaterhouseCoopers LLP.

This Proxy, when properly executed, will be voted as specified. If no specification is made, the Proxy will be voted IN FAVOR OF the directors listed above, IN FAVOR OF advisory vote on named executive officer compensation and IN FAVOR OF the appointment of PricewaterhouseCoopers LLP.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".

D69999-P67810